EXHIBIT 10.2




                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of the 30th day of May, 1996 by and between Brunswick Technologies, Inc., a Maine corporation with a place of business at 43 Bibber Parkway, Brunswick, Maine 04011 (the "Debtor" or the "borrower"), and Fleet Bank of Maine, a financial institution qualified to do business in the state of Maine with a place of business at Two Portland Square, P.O. Box 1280, Portland, Maine 04104-5006 (the "Secured Party" or the "Bank").


                             W I T N E S S E T H :


         Whereas, the Secured Party and the Debtor have entered into certain loan transactions pursuant to a Loan Agreement of even or near even date (the "Loan Agreement") between secured party as lender and the Debtor as borrower pursuant to which the Debtor has agreed to borrow from the Bank and, subject to the terms and conditions of the Loan Agreement, the Bank agreed to lend to Debtor a total of up to $3,300,000 (the "Loan" or the "Loans"), which Loans will be evidenced by a Term Note or Notes in the aggregate original principal amount of up to $1,800,000 and a Demand Note in the original principal amount of $1,500,000 (referred to collectively, and each individually, together with any and all amendments or modifications thereto, substitutions therefor, and renewals, extensions and rearrangements thereof, the "Note"); and

         Whereas, the obligation of the Secured Party to make the Loans is subject to the condition, among others, that Debtor shall execute and deliver this Agreement and grant the security interests hereinafter described;

         Now, therefore, in consideration of the willingness of the Secured Party to make the Loans and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. Grant of Security Interest in Collateral. As security for the Secured Obligations described in section 2 hereof, Debtor hereby grants to the Secured Party a present and continuing security interest in and valid lien on all of the Debtor's property described below (the parties intending the same to be a description of all of Debtor's assets), together with any and all additions and accessions thereto, replacements, proceeds (including without limitation insurance proceeds) and products thereof, and substitutions therefor, wherever the same may be located from time to time and whether now existing or hereafter arising or acquired (hereinafter referred to collectively as the "Collateral"):

              (a) any and all of  Debtor's  accounts  (as defined in 11 M.R.S.A.
section  9-106,  or any  successor  provision)  and, to the extent not  included therein,  all  rights  to  payments  for goods  sold or  leased or for  services rendered which is not evidenced by instruments or chattel paper and whether or not earned by performance, including without limitation all accounts, accounts receivable, any other obligations or indebtedness owed to the Debtor from whatever source arising, including without limitation obligations or indebtedness owed to the Debtor from companies related to Debtor, all rights of Debtor to receive any payments in money or in kind in connection with any of the foregoing, and further including without limitation all right, title and interest in and to any and all goods, and/or inventory which give rise to any of the foregoing, and any security for any of the foregoing, and any cash or non-cash proceeds thereof (including, without limitation, insurance proceeds), whether now existing or hereafter arising;

              (b) all of Debtor's inventory (as defined in 11 M.R.S.A. Section 9-109 or any successor provision), whether now owned or hereafter acquired, including without limitation all goods, merchandise and other personal property of every type held by and intended for sale, use or lease by Debtor or to be furnished by Debtor under contracts of service, and all raw materials, workiin-process, finished goods used in the business of Debtor, and all materials and other supplies of every nature used or usable in connection with the packing, shipping, advertising, selling, leasing or furnishing of the foregoing, wherever located, whether in transit, on consignment, in outlets, warehouses, terminals or elsewhere;

              (c) all of Debtor's equipment (as defined in 11 M.R.S.A. Section 9-109 or any successor provision), including all machinery, furniture, fixtures, trade fixtures, computer hardware and software, motor vehicles, rolling stock, any parts or accessions for any of the foregoing, and all documents evidencing Debtor's title to any of the foregoing, all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities, and other agreements of manufacturers, vendors and others with respect to the foregoing, all whether now owned or hereafter acquired and wherever located and any other goods or equipment, or rights related thereto;

              (d) all of Debtor's records and contract rights relating to any of the foregoing (including without limitation any and all rights of Debtor as lessor or lessee under any real property or equipment leases arising from time to time), trade secrets, business and corporate records, tax refunds, and all debts, obligations and liabilities in whatever form, owing to Debtor from any person, firm or corporation, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Debtor, and all guaranties and security therefor, all of Debtor's rights as an unpaid vendor or lienor, including the rights of stoppage in transit, replevin and reclamation, and all monies, securities and other property (and any proceeds thereof), now or hereafter held or received by or in transit to the Secured Party from Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise and all credits and balances of Debtor at any time existing with the Secured Party; and

              (e) all so-called "Collateral" as defined in the Loan Agreement.

         2. Obligations Secured by the Collateral. The security interest hereby granted in the Collateral shall secure the due and punctual payment and performance of the following liabilities and obligations of Debtor (hereinafter called the "Secured Obligations" and each individually a "Secured Obligation"):

              (a) Payment of the principal of, premium, if any, and interest on the Note or Notes and the Loans evidenced thereby, or either of them, and any modifications or amendments thereto, renewals, extensions or rearrangements thereof or substitutions therefor; and

              (b) Performance or payment of any and all other obligations of Debtor to the Secured Party under the Note, the Loan Agreement, this Agreement or the other Loan Documents (as defined in the Loan Agreement) executed in connection therewith or under any agreement or instrument relating thereto, as the same may be amended from time to time (collectively, the "Loan Documents").

         3. Special Representations, Warranties and Covenants of Debtor. Debtor hereby warrants and covenants to the Secured Party that:

              (a) The chief executive office of Debtor and all of Debtor's additional places of business, if any, and the location of all the Collateral are listed in Exhibit A attached hereto. Debtor will not change its chief executive office or any other place of business, or the location of any Collateral without at least 30 days' prior written notice to the Secured Party and the Debtor has executed and delivered to Secured Party signed UCC-3 or UCC-1 financing statements relating thereto. The Debtor will from time to time at the request of Secured Party provide Secured Party with current lists as to all locations of Collateral.

              (b) Debtor shall not sell or otherwise dispose of any of the Collateral or any interest therein, except for dispositions of inventory in the ordinary course of its business and sale or disposition of obsolete assets or assets not used in the operation of Debtor's business, the value of which, in any fiscal year of Debtor, does not exceed $25,000.

              (c) Debtor will promptly execute and deliver to the Secured Party such financing statements, certificates and other documents or instruments as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby.

              (d) Debtor shall immediately notify the Secured Party of any material loss in the value of the Collateral.

              (e) The Debtor does business solely under its own name and has not conducted its business under any tradename or trade style other than the name identified at the beginning of this Agreement as its corporate name. The Debtor will not conduct its business hereafter under any other tradename or trade style and will not change its name or its legal status except upon 30 days prior written notice to the Bank.

              (f) The Debtor is and shall hereafter remain the owner of the Collateral free from any adverse attachments, liens, security interests or other encumbrances of any nature whatsoever with the exception of the security interest granted hereby and such other permitted encumbrances and liens specified or identified in the Loan Agreement. The Debtor will defend the Collateral against all claims or demands of all persons and entities (other than Secured Party) claiming the Collateral or any interest herein, except liens in favor of third parties identified in Schedule 5.8 of the Loan Agreement.

              (g) Debtor shall maintain casualty insurance coverage on the Collateral in such amounts and of such types as may be reasonably requested by the Bank and in any event at least in such amounts and of such types as are ordinarily carried by similar businesses, all as required by the Loan Agreement. All such insurance policies shall contain a provision whereby they cannot be canceled except after ten (10) days written notice to the Bank and identify the Bank as a holder of a lien on the Collateral naming the Bank as loss payee and mortgagee. Borrower shall immediately notify Bank of any event causing material loss or depreciation in value of any of the Collateral. Bank may act as the attorney for the Debtor in obtaining, adjusting, settling and cancelling such insurance and/or any claims arising thereunder in endorsing any drafts or checks issued with respect thereto. In the event of any failure of the Debtor to provide insurance as herein required, the Bank may at its option (but without any obligation) obtain and/or maintain insurance coverage with respect to the Collateral, without waiving any event of default by the Debtor and any sums expended by the Bank in procuring such insurance shall be deemed a secured obligation which is secured hereunder by the Collateral. The Bank may apply the proceeds of any insurance against the secured obligations, whether or not the same have matured, in such order of application as the Bank may determine.

              (h) Except as the Debtor may otherwise advise the Secured Party in writing, to the best of the knowledge of the Debtor, each account, chattel paper, document, general intangible, instrument and other contract constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party's prior written consent, the Debtor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such account debtor or other obligors other than the adjustment of trade accounts in the ordinary course of business. The Debtor will perform and comply in all material respects with all its obligations under its contracts and exercise promptly and diligently its rights thereunder.

              (i) The Debtor will promptly pay all taxes and other governmental charges levied or assessed upon and against any Collateral or upon or against the creation, perfection or continuance of the security interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings,
(b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

              (j) The Debtor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Debtor's books and records concerning the Collateral, wherever located. The Debtor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its accounts, chattel paper, general intangibles and instruments, naming the account debtors or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact account debtors and other persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

              (k) The Debtor will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Debtor, in any material item of Collateral or the prospect of payment or performance thereof.

              (l) The Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. all inventory of the Debtor as of the date of this Agreement that was produced by the Debtor or with respect to which the Debtor performed any manufacturing or assembly process was produced by the Debtor (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the fair labor Standards Act, and all inventory produced, manufactured or assembled by the Debtor after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

              (m) As additional security for the payment and performance of the Obligations, the Debtor hereby assigns to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, following an Event of Default, such Default not having been cured or waived prior to the Secured Party's actions hereunder, the Secured Party may (but need not), in the Secured Party's name or in Debtor's name, execute and deliver proofs of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists the Debtor shall be entitled to all insurance proceeds with respect to equipment or inventory provided that such proceeds are applied to the cost of replacement equipment or inventory.

         4. Fixtures. It is the intention of the parties hereto that none of the Collateral shall become fixtures and Debtor will take all reasonable action or actions as may be necessary to prevent the Collateral from becoming fixtures.
Debtor hereby represents and warrants that any and all manufacturing machinery equipment and trade fixtures annexed in any way to Debtor's business premises were not intended to become a permanent part of the realty, can be removed from the building structure without material damages or modifications to the realty or such property and were not especially fitted to or usable with the realty to which they are attached. Without limiting the generality of the foregoing, Debtor will obtain waivers of lien or disclaimers with respect to any interest in the Collateral, in form satisfactory to the Secured Party, from each lessor and owner of real property on which any of the Collateral is or is to be located.

         5. Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

              (a) The occurrence of Default or Event of Default under the Note (or either of them), the Loan Documents (as defined in the Loan Agreement) or any other agreement between Debtor and the Secured Party, or any other material agreement or instrument issued by or by and between Debtor and any third party, and such default shall continue beyond the expiration of the applicable period of grace, if any; or

              (b) Any material representation or warranty made by Debtor herein shall be false or incorrect when made or if Debtor shall breach or fail to perform or discharge any covenant, agreement or obligation made herein and such breach or default is not cured within ten (10) days (except for breaches or defaults arising under Sections 3(a), (b), (d), (g) or (k), as to which no grace or cure period shall apply); or

              (c) The loss, theft, substantial damage, destruction, sale, encumbrance to or on the Collateral with respect to which adequate insurance is not reasonably anticipated to be available, or the making of any levy, seizure or attachment thereof or thereon which is not discharged within thirty (30) days.

         If any Event of Default shall occur pursuant hereto, then, or at anytime thereafter, Secured party may declare all Secured Obligations to be in default, whereupon such Secured Obligations shall become due and payable, without notice, protest, presentment, or demand, all of which are expressly waived by Debtor, in addition to and not in any respect in limitation of any other rights or remedies granted to Secured Party hereunder, under the Loan Documents (including the Security Documents and the Note), in any other agreement or document executed in connection therewith or under applicable law.

         6. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords it own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Debtor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the security interest or the value of the Collateral, but a failure of the Secured Party to comply any such request shall not of itself be deemed a failure to exercise reasonable care.

         7. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured (if available), the Secured Party shall have the following rights and remedies:

              (a) All rights and remedies provided by law, or in equity, including, without limitation, those provided to a secured party under the Maine UCC;

              (b) All rights and remedies provided in this Agreement; and

              (c) All rights and remedies provided in the loan Agreement, or in the Note or in the Loan Documents (as defined in the Loan Agreement) or in any other agreement, document or instrument pertaining to the Secured Obligations.

         8. Rights of Secured Party To Take Possession. (A) Upon the occurrence of an Event of Default, the Secured Party shall have the right to take possession of the Collateral, and in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give debtor at least five (5) business days' prior written notice by registered or certified mail at the address of Debtor set forth above (or at such other address or addresses as Debtor shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' and paralegals' fees) and all other charges against the Collateral, the net proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine, and any surplus shall be returned to Debtor or to whomever may be legally entitled thereto. All costs and expenses, including without limitation, legal costs and attorneys' fees, incurred by the Secured Party in enforcing this Agreement shall be chargeable to and secured by the Collateral.

                   (b) Upon the occurrence of an Event of default, the Bank shall have the right to enter and/or remain upon the premises of the Debtor without any obligation to pay rent to the Debtor or any other place or places where the Collateral is located and kept in connection with the exercise of its remedies hereunder.

         9. Rights of Secured Party to Use and Operate Collateral, etc. (a) In addition to any other rights or remedies of the Secured Party set forth herein or in any related documents, upon the occurrence of any Event of Default, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Without limiting the generality of the foregoing, the Secured Party shall have the right to have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of Debtor (including the manufacture, production, processing, storing and/or sale of Collateral) and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. The Secured Party may require the Debtor to and Debtor hereby agrees that it will, at its expense and upon request from the Secured Party assemble all Collateral as directed by the Secured Party and make it available to Secured Party at a place or places to be designated by Secured Party.

              (b) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (c) The Secured Party is hereby granted a license or other right to use, without charge, all of the Debtor's property, including, without limitation, all of the Debtor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and the Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

         10. Collection of Accounts Receivable Upon Default. Debtor hereby absolutely and unconditionally assigns to Secured Party all accounts as security for the Secured Obligations, provided that unti1 notice by Bank, thereafter, Secured Party, subject to the terms of the Note, authorizes Debtor to collect any and all amounts owing on all accounts. The Secured Party may, in its sole discretion, give notice to any account debtors identified of the rights of the Secured Party to and the security interest of Secured Party in the accounts, and following a default which has not been cured within the applicable period of grace, if any, effect collection of any such accounts, directly from the account debtor with full power and the sole discretion to settle or compromise disputes or claims relating to such account. upon the occurrence and during the continuance of an event of default the Secured Party may notify any account Debtor or other person obligated on any accounts or other Collateral that the same have been assigned or transferred to the secured party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Debtor shall join in giving notice, if the Secured Party so requests. The Secured Party may, following a Default which has not been cured within the applicable period of grace, if any, in the Secured Party's name or in the Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other person. If any payments on any such Collateral are received by the Debtor after an Event of Default has occurred, such payments shall be held in trust by the Debtor as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor and shall be forthwith remitted to the Secured Party for application on the Obligations.

         11. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured party payable pursuant to Section 12 hereof).

         12. Costs and Expenses; Indemnity. The Debtor will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the security interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Secured Obligations secured by the security interest. The Debtor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the security interest hereby created (including enforcement of this Agreement) or the actions of the Secured Party pursuant hereto, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the person claiming indemnity as determined by a final judgment of a court of competent jurisdiction. Any liability of the Debtor to indemnify and hold the Secured Party or any Bank harmless pursuant to the preceding sentence shall be part of the Secured Obligations secured by the security interest. The obligations of the Debtor under this Section shall survive any termination of this Agreement.

         13. Rights Are Cumulative. The Bank shall have, in addition to any other rights or remedies contained in this Agreement and any other agreement or related instrument, all of the rights and remedies of secured party under the Maine Uniform Commercial Code and enforced in the State of Maine as otherwise provided by law. All of the Secured Party's rights and remedies whether evidenced hereby or by any other agreement or instrument or whether otherwise available shall be cumulative and may be exercised in such order or concurrently as Secured Party may elect.

         14. Invalidated Payments. Notwithstanding the provisions of section 16, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the company or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Company or any substantial part of its properties, or otherwise, all as though such payments had not been made.

         15. Waivers, etc. Debtor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Collateral; waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement of Secured Party's remedies hereunder; waives its right, if any, to require the Secured Party to proceed against any guarantor of the Secured Obligations prior to proceeding against any of the Collateral; agrees that the rights of the
Secured Party hereunder shall not be affected by any extensions, renewals, indulgences, settlements, or compromises respecting any of the Secured Obligations; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to Debtor or to any account debtor in respect of any account receivable, or substitution, release, surrender or impairment of any Collateral, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral, the acceptance of partial payments on any Secured Obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of the

Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing, and any such waiver shall not operate as a waiver of any other default or of the same default on a future occasion.

         16. Termination; Assignments, etc. This Agreement shall (a) create a continuing security interest in the collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of any obligation of the bank to extend further credit accommodations to the Debtor under the Loan Agreement, (b) be binding upon the Debtor, it successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such persons. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations, the Secured Party may assign or transfer its rights and interests under this agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, in which case, Secured Party shall so notify Debtor and such assignee shall accept such assignment and assume the obligations of the Secured Party hereunder, whereupon such purchaser or purchasers shall become vested with all of the powers, obligations and rights of the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any further liability or responsibility hereunder, with respect to the rights and interests so assigned.

         17. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing), may be personally served or sent by telex, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other reputable overnight or expedited delivery service which provides evidence of delivery, and (a) if given by personal service, telex (confirmed by telephone) or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt; (b) if sent by telex or telecopier without telephone confirmation, it shall be deemed to have been given twenty-four (24) hours after being given; (c) if sent by mail, it shall be deemed to have been given upon the earlier of (i) actual receipt, or (ii) three (3) Business Days after deposit in a depository of the United States Postal Service, first class mail, postage prepaid, or actual receipt; (d) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon the earlier of (i) actual receipt or (ii) twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid, and properly addressed to Debtor or the Bank. For purposes hereof, the address of the parties to this Agreement shall be as follows:
             (a) if to Debtor:

                     Brunswick Technologies, Inc.
                     43 Bibber Parkway
                     Brunswick, ME 04011

                 with a copy to:
                     Daniel G. McKay, Esq.
                     Eaton, Peabody, Bradford & Veague, PA
                     Fleet Center, Exchange Street
                     P.O. Box 1210
                     Bangor, ME 04402-1210

             (b) if to the Secured Party:

                     Fleet Bank of Maine
                     P.O. Box 1280
                     Portland, ME  04104-5006
                     Attn: Claude R. Carbonneau
                           Vice President

                 with a copy to:

                     Michael E. High, Esq.
                     Drummond Woodsum & MacMahon
                     P.O. Box 9731
                     245 Commercial Street
                     Portland, ME 04104-5081

or at such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

         18. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MAINE STATE COURT SITTING IN CUMBERLAND COUNTY, MAINE; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE

 SUCH CASE DISMISSED WITHOUT PREJUDICE. Debtor hereby waives personal service of any and all process upon Debtor, and consents that all such service of process be made by registered mail, or certified mail, return receipt requested, directed to Debtor at the address stated at the commencement of this Agreement (or such other address as Debtor may have given Bank notice of under the terms of this Agreement), with a copy to Debtor's counsel at the address set forth in
 Section 17 hereof and service so made shall be deemed to be completed upon receipt.

          19. Disclosure Consent. Debtor hereby consents to the release and dis-closure from time to time by Bank to any institution note or hereafter acquiring a participation interest in any of the Secured Obligations, to any guarantor now or hereafter existing as to any of the Secured Obligations and to Bank's parent and affiliated financial institutions of any of the following items or matters: (i) copies or originals of any and all "financial records" of Debtor now or hereafter in the possession or finder the control of Bank, and
 (ii) any and all notices, financial and operating reports, balance sheets, financial statements, consultants' reports, and any and all documentation and information of or regarding Debtor heretofore or hereafter provided to or generated by or for the benefit of Bank in connection with this Agreement or any of the Secured Obligations nor or hereafter existing.

          20. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MAINE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MAINE. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          21. Waiver of Jury Trial. (a) THE BANK AND THE DEBTOR AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY RELATED INSTRUMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE DEBTOR, AND THESE PROVISIONS

SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                   (b) THE DEBTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE DEBTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

         22. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and Debtor and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. No consent, approval or waiver shall be binding unless in writing. The consent, approval or waiver by one or more of the parties constituting a secured party hereunder shall not be binding upon any other party constituting a secured party unless given by an authorized agent. The section headings hereunder are for convenience of reference only and shall not be considered in construing the meaning of the terms and provisions of this Agreement. All representations and warranties of Debtor and all terms, provisions, conditions or agreements to be performed by Debtor contained herein or in any of the other documents delivered pursuant hereto or in connection herewith shall be true at the time of the execution of this Agreement and shall survive the execution and delivery hereof. The Debtor waives notice of acceptance of this Agreement by Secured Party.

         IN WITNES, WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the date above written.

   WITNESS:                                     BRUNSWICK TECHNOLOGIES, INC.

     Illegible                                  By:   William M. Dubay
   -------------------                             --------------------------
                                                Its:  President and C.O.O.
                                                   --------------------------

                                                FLEET BANK OF MAINE


                                                By:   Gregory Shaw
                                                   --------------------------
                                                Its:  Banking Officer
   -------------------                             --------------------------

                                    EXHIBIT A
                                       to
                               Security Agreement

               (CEO, Place of Business and Location of Collateral)

  Martin S. Grimnes, CEO

  1.  43 Bibber Parkway
      Brunswick, ME 04011

  2.  1 Maine Street
      Brunswick, ME 04011